                                                                    EXHIBIT 99.1

                                     AVAYA
                           2002 INVESTMENT COMMUNITY
                                    MEETING
                                GARRY K. MCGUIRE
                        CFO AND SENIOR VP OF OPERATIONS

--------------------------------------------------------------------------------

Q4 FY02 EXIT RATE

                                        Q4'02     Q4'02 EXIT
                                        ACTUAL       RATE                    COMMENTS
----------------------------------------------------------------------------------------------------
Revenues.............................   1,152        1,152

Gross Margins........................     442          454     Obsolete inventory
                                         38.4%        39.4%

SG&A.................................     343          355     One-time savings and miscellaneous
                                                               items
                                         29.8%        30.8%

R&D..................................     105          106
                                          9.1%         9.2%

Operating Income.....................      (6)          (7)
                                         (0.5%)       (0.6%)

Other Inc/(Exp)......................     (10)           2     Writedown of certain equity
                                                               investments

Interest Expense.....................      18           17

Pre-tax Inc/(Loss)...................     (34)         (22)

ACHIEVING BREAKEVEN IN Q3 FY03

- IN Q3 FY03 THE COMPANY WOULD ACHIEVE BREAKEVEN AT $1,075M

- KEY ASSUMPTIONS:

       --  FULL FLOW THROUGH OF RESTRUCTURING SAVINGS: $67M

       --  MANUFACTURING EFFICIENCIES

       --  PARTIALLY OFFSET BY INCREASES IN PENSION AND INSURANCE COSTS

ACHIEVING BREAKEVEN IN Q3 FY03

- OTHER ACTIONS ARE AVAILABLE TO OFFSET FURTHER REVENUE DECLINE

    - UP TO $50M RESTRUCTURING CHARGE AVAILABLE UNDER BANK FACILITY (PAYBACK NO MORE THAN SIX MONTHS)

    - BREAKEVEN LEVEL CAN BE LOWERED FURTHER

    - STRONG FINANCIAL DISCIPLINE ON EXPENSES AT ALL LEVELS

ACHIEVING BREAKEVEN IN Q3 FY03
BASED ON ACTIONS TO DATE

                                   Q4'02       Q4'02       Q3'03
                                   ACTUAL    EXIT RATE   BREAKEVEN               COMMENTS
-----------------------------------------------------------------------------------------------------
Revenues........................   1,152       1,152       1,075     7% decline

Gross Margins...................     442         454         443     Manufacturing savings, BRR
                                                                     savings
                                    38.4%       39.4%       41.2%

SG&A............................     344         355         328     BRR savings, partially offset by
                                                                     pension, insurance costs
                                    29.8%       30.3%       30.5%

R&D.............................     105         106          97     Slight decline
                                     9.1%        9.2%        9.0%

Operating Inc...................      (6)         (7)         17
                                    (0.5%)      (0.6%)       1.6%

Other Income....................     (10)          2          --

Interest Expense................      18          17          17

Pre-tax Inc/(Loss)..............     (34)        (22)          0     Breakeven level reached

OPERATING LEVERAGE

- EVERY $100M OF INCREMENTAL REVENUE ABOVE THE BREAKEVEN POINT GENERATES $68M OF OPERATING INCOME

REVENUE.....................................................            $   100M            $   300M

GROSS MARGIN................................................                 72M                216M

OPERATING INCOME............................................                 68M                203M

Assumes all other conditions remain constant, eg, mix, margin, etc.

FY03 POTENTIAL USES OF CASH
  QUARTERLY DETAIL

($ MILLIONS)                                                   Q1'03      Q2'03      Q3'03      Q4'03      TOTAL
------------------------------------------------------------------------------------------------------------------
BRR & One-time Payments.....................................    $52        $37        $20        $18        $127
Pensions....................................................                            8         38          45
Interest Expense............................................     12         12         12         13          48
CAPEX.......................................................     19         19         19         19          76
                                                                ---        ---        ---        ---        ----
Total.......................................................     82         68         59         88         296

BRR: FY03 EXPECTED SAVINGS

                                                           Q1'03      Q2'03      Q3'03      Q4'03     FY03 TOTAL
----------------------------------------------------------------------------------------------------------------
Incremental Savings.....................................     37         12          2                     51M
Cumulative Savings......................................     54         66         68         68         256M

BRR RESERVES AND EXPECTED CASH USAGE

BRR BALANCE AS OF Q3 FY2002.................................  $109M
  + NEW BRR CHARGE (46M+74M)................................   120M
  -- USAGE FOR EMPLOYEE SEPARATIONS.........................  (29)M
  -- USAGE FOR LEASE OBLIGATIONS............................  (10)M
  -- REVERSAL OF PRIOR RESERVES.............................  (20)M
                                                              -----
BRR BALANCE AS OF Q4 FY2002.................................  $170M
                                                              =====

                                                      Q1         Q2         Q3         Q4
CASH USAGE                                           FY03       FY03       FY03       FY03      FY04/+     TOTAL
------------------------------------------------------------------------------------------------------------------
BRR..............................................    46M        34M        18M         17M       55M       $170M
One-Time.........................................     6M         3M         2M          1M        4M       $ 16M

EXPECTED MINIMUM CASH POSITION

- CASH AT END OF Q1'03 = $600M

- MINIMUM CASH AT 9/30/03 = $500M

                                                              ASSUMING
($ MILLIONS)                                                  BREAKEVEN
-------------------------------------------------------------------------------------------
Pre-tax Income- Breakeven...................................    $  0      BRR SAVINGS $240M
EBITDA......................................................     270

Changes in Working Capital:
  BRR.......................................................    (127)
  Other Working Capital.....................................     150

Capital Expenditures........................................     (75)
Other Uses..................................................     (89)
Increase....................................................     129

2003 AND BEYOND: MAINTAINING OUR
  FINANCIAL DISCIPLINE

- FORECASTING FUTURE IS DIFFICULT

        -- STATE OF US AND WORLD ECONOMY

        -- TECHNOLOGY TRANSITION RATE IS HARD TO PREDICT

- FINANCIAL DISCIPLINE REQUIRED

        -- WE ARE MANAGING WHAT WE CAN CONTROL

           - COSTS

           - CASH MANAGEMENT

           - BALANCE SHEET

WHY AVAYA?

- CASH:

        -- MAINTAIN AND STRENGTHEN OUR FINANCIAL POSITION

- EARNINGS:

        -- ACHIEVE BREAKEVEN BY Q3 FY03

- GROWTH:

        -- GENERATE SUSTAINABLE PROFITABILITY BY STABILIZING & GROWING REVENUES

OUR COMMITMENT

- WE WILL STAY CLOSE TO OUR MARKETS IN ORDER TO LEVERAGE AND CAPITALIZE ON THE POTENTIAL OF OUR LARGE, DIVERSE INSTALLED CUSTOMER BASE

- WE HAVE THE PRODUCTS AND THE PEOPLE TO SUCCESSFULLY COMPETE, AND EVEN IN THE CURRENT ENVIRONMENT THERE IS EVIDENCE THAT WE ARE CAPTURING MARKET SHARE AND MIND SHARE

- WE WILL CONTINUOUSLY WORK TO IMPROVE EVERY ASPECT OF OUR BUSINESS IN ORDER TO OPERATE AS EFFECTIVELY AND EFFICIENTLY AS POSSIBLE

- WE WILL MAINTAIN AND STRENGTHEN THE COMPANY'S FINANCIAL FOOTING

    --  OUR LIQUIDITY IS STRONG AND THERE ARE ADDITIONAL STEPS WE ARE EXPLORING
       TO FURTHER SOLIDIFY THE POSITION